NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES(R)
  Neuberger Berman Institutional Cash Fund     Neuberger Berman Prime Money Fund

SUPPLEMENT TO THE PROSPECTUS DATED JULY 29, 2008
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PARTICIPATION IN THE U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE
PROGRAM FOR MONEY MARKET FUNDS

Each Fund is a participant in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the United States Department of the Treasury ("U.S. Treasury").

Subject to certain conditions and limitations, in the event that the per share value of a Fund falls below $0.995 and the Fund liquidates its holdings, the Program guarantees investors of each Fund $1.00 per share for the lesser of either the number of shares the investor held in a Fund on September 19, 2008 or the number of shares the investor held on the date the net asset value fell below $0.995. THE PROGRAM APPLIES ONLY TO SHAREHOLDERS OF RECORD ON SEPTEMBER 19, 2008 WHO MAINTAIN AN ACCOUNT WITH A FUND FROM THE CLOSE OF BUSINESS ON THAT DATE THROUGH THE DATE ON WHICH THE FUND'S PER SHARE VALUE FALLS BELOW $0.995, IF THIS WERE TO OCCUR, OR THE DATE ON WHICH THE PROGRAM TERMINATES.

The Program will provide coverage to qualifying shareholders for the period ending April 30, 2009. The cost for each Fund to participate in this initial period of the Program is 0.025% of the net asset value of the Fund as of September 19, 2008; this expense was borne by each Fund.

The Secretary of the U.S. Treasury may extend the Program beyond April 30, 2009 through September 18, 2009. If the Program is extended, the Board of Trustees of the Funds will consider whether each Fund will continue to participate and, if so, each Fund would be required to pay additional fees. As of the date of this Supplement, assets available to the Program to support all participating money market funds is limited to $50 billion and payments under the Program are dependent on the availability of assets in the Program at the time a request for payment is made. More information about the Program is available at http://www.ustreas.gov. The U.S. Treasury has not in any manner approved, endorsed, sponsored or authorized this prospectus supplement, the prospectus referred to above, or the Funds.

AS A RESULT OF PARTICIPATING IN THE PROGRAM, EACH FUND'S FEE TABLE IN ITS PROSPECTUS IS REVISED AS FOLLOWS:

     o "Other Expenses" and "Total Annual Operating Expenses" are each increased by 0.025%.

     o    The following footnote is added to the Fee Table:

               (1) "Other Expenses" has been restated to reflect the Fund's participation in the U.S. Department of the Treasury's Money Market Fund Guarantee Program.

THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR NEUBERGER BERMAN INSTITUTIONAL CASH FUND ON PAGE 5 OF THE FUND'S PROSPECTUS:

                 1 Year        3 Years        5 Years        10 Years
Expenses          $29            $86           $148            $333

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THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR NEUBERGER BERMAN PRIME
MONEY FUND ON PAGE 10 OF THE FUND'S PROSPECTUS:

                 1 Year        3 Years        5 Years        10 Years
Expenses          $30            $89           $154            $345




THE DATE OF THIS SUPPLEMENT IS DECEMBER 8, 2008.


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